For Immediate Release

NOTICE

Contact:
Alexander Nickolatos, CFO
anickolatos@ecostim-es.com
281-531-7200

Eco-Stim Energy Solutions Announces Launch of Private Placement Offering

HOUSTON, TEXAS – January 27, 2014 - Eco-Stim Energy Solutions, Inc. (“the Company”) commenced today an offering of shares of its common stock at a purchase price to be determined, subject to market and other conditions, in a private placement in order to raise proceeds of between $8 million and $12 million. The Company intends to use the net proceeds received from the private placement to fund a portion of the equipment being purchased under pending contracts and for working capital and general corporate purposes.

The securities to be offered have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and unless so registered, the securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, any of these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such states.

Forward-Looking Statements:

The foregoing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the Company based on management’s experience, expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Forward-looking statements are not guarantees of performance. Although the Company believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Moreover, such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include the factors discussed or referenced in the “Risk Factors” section of the Company’s 8-K filed with the Securities and Exchange Commission on December 17, 2013 and risks relating to expected continued development of fracturing operations and unconventional activity in Argentina, expected financial results for past and future periods; the effects of government regulation, permitting and other legal requirements, including new legislation or regulation of hydraulic fracturing; drilling and operating risks; the adequacy of our capital resources and liquidity including, but not limited to; difficult and adverse conditions in the domestic and global capital and credit markets; risks related to the concentration of our operations in the South America; shortages of oilfield and frac service equipment, services and qualified personnel and increases in costs for such equipment, services and personnel; uncertainties about our ability to successfully execute our business and financial plans and strategies; general economic and business conditions, either internationally or domestically or in the jurisdictions in which we operate; competition in the oil and natural gas industry; uncertainty concerning our assumed or possible future results of operations; our existing indebtedness; and other important factors that could cause actual results to differ materially from those projected.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

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